Exhibit 10.1

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Third Amendment to the Consumer Credit Card Program Agreement

by and between

Bank One Delaware, N.A. n/k/a Chase Bank USA, N.A.

and

Circuit City Stores, Inc.

Confidential

Execution Version

Third Amendment to the Consumer Credit Card Program Agreement

This Third Amendment (“Amendment”) is dated as of October 24, 2007 and amends the Consumer Credit Card Program Agreement dated January 16, 2004, as amended by Amendment to Program Agreement dated and effective as of May 25, 2004 and Amendment #2 to Program Agreement, dated and effective as of May 25, 2004 (“Agreement”) by and between Bank One Delaware, N.A. n/k/a Chase Bank USA, N.A (“Bank”) and Circuit City Stores, Inc. (“Company”).

Whereas, Bank and Company desire to modify certain economic and other terms of the Agreement, including, certain payments to Company, the terms on which Promotional Sales Plans will be offered and of the Term of the Agreement.

Now, therefore, for and in consideration of these premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Company and Bank hereby agree as follows:

(1) Definitions, Effectiveness. Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Agreement. The provisions of this Amendment shall apply and be effective from, after and including the Program Year that commenced on June 1, 2007.

(2) Consideration. In consideration of Company’s agreement to enter into this Amendment, Bank agrees to pay Company the sum of [***] dollars ($[***]) on the schedule set forth in Attachment 1, which is attached hereto and incorporated by reference.

(a) The parties agree that (i) [***] dollars ($[***]) of the payments to be made to Company pursuant to this Amendment is in consideration of the changes to the economic terms and certain other terms of the Agreement as more particularly set forth herein, as well as Company’s agreement to extend the Term of the Agreement as set forth in Section 7 of this Amendment (the “Program Amendment Consideration”); and (ii) [***] dollars ($[***]) of the payments to be made to Company pursuant to this Amendment is in consideration of Company’s agreement to provide adequate resources to support Bank’s credit platform conversion (the “Technology Conversion Consideration”), which is anticipated to occur during calendar year third quarter 2008 (the “Anticipated Conversion Period”).

(b) The parties agree that each of the Program Amendment Consideration and the Technology Conversion Consideration are non-refundable. The parties further agree that Bank’s obligation to make the Program Amendment Consideration payments shall extend through the date of termination of the Agreement (the “Termination Date”) and the Program Amendment Consideration shall be pro-rated for any partial Program Year. Should Bank’s credit platform conversion be delayed beyond the Anticipated Conversion Period because of a failure by Company to meet any obligations in respect thereof which

Execution Version

Bank reasonably believes materially contributed to such delay, Company shall pay to Bank, on December 31, 2008, up to a maximum of [***] dollars ($[***]); provided, that upon Company’s completion of its obligations in respect of the credit platform conversion, all amounts paid by Company to Bank pursuant to this clause 2(b) shall be paid back to Company by Bank in full within thirty (30) days of the date on which Company fulfilled its obligations in respect of the credit platform conversion.

(c) If the retroactive application of the changes to any of the economic terms of the Agreement causes any payments to become due and owing to Bank by Company, such payments shall be made to Bank by December 31, 2007.

(3) Store Director and Associate Evaluations. Subsection 2.2 (d) of the Agreement is hereby deleted in its entirety and a new Subsection 2.2 (d) is hereby substituted therefore.

“Company shall actively promote the Program by including the following: (i) providing training to its employees regarding the Program; and (ii) providing Program materials to customers that are the most recent Program materials provided by Bank to Company Locations. Company shall include promotion of the Program and Account production as part of the overall job accountability of store directors and store associates responsible for the Credit Card application process, as well as such other job accountability standards as agreed upon by the Management Committee and Company’s human resources department. Notwithstanding the foregoing, Company shall maintain the right to address job accountability issues in its sole discretion, and failure of store directors or store associates to meet any job accountability standards shall not create an Event of Default under the Agreement.”

(4) Joint Marketing Commitment. A new Subsection 2.5(d) is hereby added to the Agreement as follows:

“Joint Marketing Commitment. Company and Bank hereby agree to establish a joint marketing commitment, which shall represent the minimum commitment of marketing dollars to be expended by Bank and Company each Program Year for the promotion of the Program during the remaining Term of the Agreement (“Joint Marketing Commitment”). Bank shall contribute the sum of [***] dollars ($[***]) annually, which sum is exclusive of Bank’s funding of its field sales force, and Company shall contribute the sum of [***] dollars ($[***]) annually to the Joint Marketing Commitment. The use of the Joint Marketing Commitment shall be as approved by the Management Committee in accordance with the joint obligations of Bank and Company to develop and review Marketing Plans, as required by Section 2.4. Bank and Company further agree that in support of the Marketing efforts funded through the Joint Marketing Commitment, they shall each provide such data, analytics, and other supports as may be reasonably necessary to measure the results as compared to the targets established for each marketing effort.”

Execution Version

(5) Promotional Financing Programs. Exhibit 2.6 (c) of the Agreement is deleted in its entirety and is hereby replaced with the new Exhibit 2.6 (c), which is attached hereto and incorporated by reference.

(6) Definition of Net Yield (in Exhibit 2.6(f)).

(a) Exhibit 2.6(f) of the Agreement is hereby amended by deleting the definition of Net Yield set forth therein and in lieu thereof inserting the following definition:

“Net Yield” = [***]”

(b) The document entitled “Requirements Document v 1.1 Circuit City Portfolio Net Yield” (last updated July 14, 2006) shall be amended as v 2.1 to include the definition of Net Yield set forth in Section 6(a) of this Amendment.

(7) Initial Term. The Initial Term of the Agreement is extended to eight years from seven years by the following modifications to Section 9.1(a).

Section 9.1(a) is hereby amended in the ninth line by deleting the word “seventh” and substituting in lieu thereof the word “eighth”.

(8) Program Year. The definition of “Program Year” set forth in Exhibit 1.1 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof.

“Program Year. Program Year means the year of time running during the Term of the Agreement from June 1st of one calendar year to May 31st of the next calendar year, except the First Program Year shall run from May 25, 2004 to May 31, 2005. Program Year quarters end on August 31st, November 30th, the last day of February, and the last day of the Program Year for any given Program Year.”

(9) Ratification. Except as expressly modified herein, the parties hereby ratify and confirm the terms of the Agreement.

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Execution Version

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date set forth above.

Chase Bank USA, N.A.

By:	/s/ Daniel P. Tierney
Name:	Daniel P. Tierney
Title:	Private Label Executive

Circuit City Stores, Inc.

By:	/s/ Philip J. Schoonover
Name:	Philip J. Schoonover
Title:	Chairman, President and CEO

Execution Version

Attachment 1

Consideration

Program Amendment Consideration:

The following payments totaling [***] dollars ($[***]) shall be made on or before the last day of Company’s Fiscal Year in the year designated below.

Amount of Payment	Fiscal Year Ending
$[***]	2/29/08
$[***]	2/28/09
$[***]	2/28/10
$[***]	2/28/11
$[***]	2/29/12

Technology Conversion Consideration:

The following payments totaling [***] dollars ($[***]) shall be made on or before the last day of Company’s Fiscal Year in the year designated below.

Amount of Payment	Fiscal Year Ending
$[***]	2/29/08

Execution Version

Exhibit 2.6 (c)

Promotional Sales Plans

[***]

Total of five (5) pages omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.